WESTCORE TRUST

Supplement dated November 29, 2005 to the Westcore Equity and Bond Funds Prospectus dated September 28, 2005.

This supplement is to be used with the prospectus dated September 28, 2005.  This supplement together with the prospectus constitutes a current prospectus.

The following information supplements the paragraph regarding Westcore MIDCO Growth Fund on page 70 in the section titled "Investment Personnel."

On March 31, 2006, Ms. Ramirez's resignation as Co-Portfolio Manager of Westcore MIDCO Growth Fund and member of the Mid-Cap Growth Equity Research Team at Denver Investment Advisors LLC will become effective.  Until that date, Ms. Ramirez will continue her work as a Co-Portfolio Manager and member of the Mid-Cap Growth Equity Research Team in order to facilitate a smooth transition.  During this transition period, Ms. Ramirez will defer the final decision to buy or sell a security to another member of the investment team.

The following information supplements the paragraph regarding Westcore Taxable Bond Funds on page 71 in the section titled "Investment Personnel."

On April 28, 2006, Mr. Lock's resignation as Co-Portfolio Manager of Westcore Flexible Income Fund and Westcore Plus Bond Fund and as Director and member of the Fixed Income Research Team at Denver Investment Advisors LLC will become effective.  Until that date, Mr. Lock will continue his work as a Co-Portfolio Manager and member of the Fixed Income Research Team in order to facilitate a smooth transition.  During this transition period, Mr. Lock will defer the final decision to buy or sell a security to another member of the investment team and he will not have the ability to override an investment recommendation of another team member.

The paragraph relating to Ms. Ramirez on page 73 is hereby deleted effective March 31, 2006.

The paragraph relating to Mr. Lock on page 75 is hereby deleted effective April 28, 2006.

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